STAAR Disciplined Strategies Fund

(formerly, STAAR Alternative Categories Fund)

Investor Class – Ticker: SITAX

Class A – Ticker: DSFAX

Class C – Ticker: DSFCX

Institutional Class – Ticker: DSFNX

STAAR General Bond Fund

Ticker: SITGX

STAAR International Fund

Ticker: SITIX

STAAR Dynamic Capital Fund

(formerly, STAAR Larger Company Stock Fund)

Ticker: SITLX

STAAR Short Term Bond Fund

Ticker: SITBX

STAAR Adaptive Discovery Fund

(formerly, STAAR Smaller Company Stock Fund)

Ticker: SITSX

Supplement Dated June 21, 2019 to the Statement of Additional Information Dated April 30, 2019

The purpose of this supplement is to reflect the resignation of Robert H. Weiss as an independent Trustee of the Trust. The "Board of Trustees" section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Board of Trustees

Organization of the Board

The Board is responsible for establishing a Fund's policies and for overseeing each Fund's business and affairs. The Board elects the officers of the Funds ("Fund management"), who along with third party service providers are responsible for the day-to-day operations, such as management of investments, recordkeeping, administration and other compliance responsibilities of the Funds. Fund Management reports to and is accountable to the Board. The Board is responsible for overseeing the operations and risk management of each Fund in accordance with the provisions of the 1940 Act, other applicable laws, and a Funds' charter. The Board does not have a role in oversight of a Fund's investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with a Fund's investment policies and procedures intended to reduce risks such as compliance risk and valuation risk.

Currently, the Board is composed of three members, two of whom are who are not "interested persons" of the Funds, as that term is defined in the 1940 Act ("Independent Trustees"). The Chairperson of the Board is Brett C. Boshco. The Funds do not have a lead Independent Trustee.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given each Fund's characteristics and circumstances including a Fund's net assets, distribution arrangements, and the services provided by the Fund's service providers. The Independent Trustees have determined that the communications between them and among them and Fund management, a) occur regularly, b) are open, transparent, and comprehensive in all respects, and c) function without issue, all things considered. Accordingly, the Independent Trustees do not see a need to appoint a lead Independent Trustee at this time.

Any Board member may propose items to be included in the Board's agenda. The Board meets quarterly, in regularly scheduled meetings, to review a Fund's operations, performance and any appropriate issues and to take action as needed. In addition, the Independent Trustees generally meet without the presence of any interested persons 2-3 times a year and the Audit Committee meets with the independent registered public accountants at least twice per year and separately as needed. The Independent Trustees also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer ("CCO") as often as necessary. Board members receive regular reports at least quarterly from the Advisor and the CCO.

Due to the small size of the Board, the Board has only two standing committees, an Audit Committee and Nominating, Compensation and Governance Committee (the "Nominating Committee"). Functions that might be fulfilled on larger fund boards by additional committees have been adequately fulfilled by participation of the Trust's current Board. The Board's Audit Committee is comprised of each of the Independent Trustees. The Audit Committee for the Board holds separate meetings periodically to discuss the accounting of the Funds. The Board's Audit Committee also meets periodically with the independent registered public accountants to discuss and monitor the accounting practices and auditing activities applied to the Funds. The Audit Committee met two times during the fiscal year ended December 31, 2018 and engaged in these oversight activities.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2018.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor's examinations of functions and processes that affect a Fund.

The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function. The Independent Trustees have access to the CCO and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Trust's CCO. The Board meets regularly with the Trust's CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to, the Secretary of the Trust, at the Trust's address. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Funds. The Trust believes it has met its objective of having a Board with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which a Fund's shareholders are entitled.

Name, Address and Year of Birth	Position with the Trust	Term of Office [1] and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Ann Chung 130 Main Street New Canaan, CT 06840 1981	Trustee	Since 2018	Vice President and Principal at J.H. Whitney Capital Partners (private equity fund) (since 2013). Previously, Vice President at Swander Pace Capital (2010-2013) and Associate at DLJ Merchant Banking Partners (2008-2010).	6 Funds	None
Shiliang Tang 152 Madison Avenue New York, NY 10016 1986	Trustee	Since 2018	President of LedgerPrime, a digital asset market making and proprietary trading firm (since 2017). Previously, Co-Founder and COO of WorldCover (crop insurance in developing countries) (2015-2017) and a primary trader and risk manager in the Institutional Volatility Trading Group at Bank of America (2010-2014).	6 Funds	None
Interested Trustee[2]
Brett C. Boshco 120 E. 23rd Street 5th Floor New York, NY 10010 1982	Trustee and Chairman	Since 2018	Chief Executive Officer and Chief Compliance Officer of Barrel Park Investments, LLC (since 2017). Previously, Research Analyst at Evermore Global Advisors (2015-2017) and Research Analyst at Steinberg Asset Management (2009-2013).	6 Funds	None

[1]	Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]	The Interested Trustee is described as such because he is deemed to be an "interested person," as the term is defined under the 1940 Act, due to his position with the Advisor.

You should read this supplement in conjunction with the Funds’ Statement of Additional Information, dated April 30, 2019, and retain it for future reference.